UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

EVANS & SUTHERLAND COMPUTER CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

On February 8, 2006, Evans & Sutherland Computer Corporation delivered a presentation to its employees.  A copy of the presentation is included below.

2

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

Welcomes

[LOGO]

8 Feb 2006

Announcement
Overview

[LOGO]

Outline

•                  Summary of Transaction

•                  Reasons for Transaction

•                  Timing

•                  Benefits

•                  Details

•                  Conclusion

•                  Q&A

Summary of Transaction

•                  E&S will sell its Simulation businesses to Rockwell Collins, Inc. (RCI) for $71.5M in cash

•                  Sim Systems

•                  Com Sim

•                  Service and Support

•                  RCI will have exclusive right to sell laser projector in simulation

•                  The E&S Simulation businesses will become a part RCI’s Services Sector, which includes Simulation & Training Solutions (formerly NLX)

•                  Employees will have similar jobs as before

•                  Subject to normal employment processes

•                  App. 200 with RCI

•                  App. 70 remaining with E&S

•                  E&S will continue as a public company, with headquarters in Salt Lake City (Building 770)

•                  Businesses will include Digital Theater and Laser Projector

•                  Will also retain Building 790

•                  At the same time, E&S is announcing its acquisition of Spitz, Inc.

•                  Planetarium and dome manufacturer located outside of Philadelphia, PA.

•                  The Philadelphia location will continue as part of E&S

•                  Will merge with E&S Digital Theater Division

•                  New combined size

Reasons for Transaction (RCI)

•                  RCI is building a major presence as the third major simulation systems provider, along with CAE and Thales.

•                  RCI is organized very much like E&S—with a Military Sector, Commercial Sector, and Services Sector

•                  RCI is committed to building its Services Sector, which includes simulation, into a major force

•                  It has made several acquisitions of high-quality companies, including NLX and E&S Simulation

•                  As part of RCI, the E&S Simulation businesses will still serve visual systems customers, but will also be able to integrate into larger systems.

•                  RCI will have the mass and presence to help standardize major customers on E&S visuals

•                  Customers will have a large, well-known supplier for their visual system requirements

Reasons for Transaction (E&S)

•                  Worldwide defense and aerospace markets continue to consolidate, working against small companies

•                  Trend favors larger companies with more extensive product portfolios and integration capabilities

•                  Greater access to larger system revenues could increase product investment

•                  Cash proceeds can be used to pay down debt, substantially fund retirement plans, and grow the remaining businesses.

Timing

•                  Announcement to employees today, and will be contacting customers over the next days and weeks

•                  Transaction is expected to close in Q2, after shareholder and regulatory approval

•                  Until then, we will continue to operate as usual

•                  After the closing, all simulation employees will start employment processing with RCI

•                  Continuing involvement between both companies for up to 12 months as transition items are completed

Benefits

•                  Employees:

•                  RCI is an excellent company, treating its new employees well

•                  As a result of the transaction, E&S will fund all retirement plans immediately to the 90% level, with 100% funding possible later after transition items are complete

•                  Customers:

•                  The new company will be much larger than E&S, giving customers greater long-term assurances in a rapidly-changing industry

•                  RCI will be able to offer many additional systems components for a more integrated customer solution

•                  Shareholders:

•                  A continuing public company

•                  No debt, ample cash

•                  Potential for high growth

•                  Bondholders:

•                  E&S will redeem its $18M of debentures after closing

•                  E&S as a continuing company will have:

•                  No debt

•                  Working capital

•                  All retirement plans near full funding

•                  A larger and profitable digital theater business, the leader in the industry

•                  A new business with a revolutionary laser projector

•                  Potential for high growth and profitability with laser projector

•                  Continuation of a nearly 40-year heritage in producing high-quality images

Details

•                  RCI will acquire Building 600 and the people and assets in it

•                  Also Orlando, Horsham, Preston, and the E&S share of the Quest Joint Venture in RAF Waddington

•                  E&S will retain Buildings 770 and 790, and the people and assets in them

•                  Also Dubai and China offices

•                  Some adjustments will be needed during a transition period, including relocation of assets and people who are in the “other” building

•                  RCI will continue to use the E&S name for its visuals for a transition period up to one year

•                  E&S will retain the retirement plans, which will be mostly administrative after the new funding

•                  RCI will transfer simulation employees into its existing benefits plans, which are similar to E&S’s

•                  All of these changes will start at the time of closing, in Q2

Conclusion

Conclusion

•                  This transaction is an important “win” for everyone involved

•                  Because of your excellent work, we are now able to do something which is good for everyone, and ensures the continuing legacy of E&S Simulation in a highly respected new company.

This document contains forward-looking statements that involve risks and uncertainties regarding E&S’s proposed sale of assets to Rockwell Collins, E&S’s proposed acquisition of Spitz, E&S’s proposed uses of any proceeds of the proposed asset sale to Rockwell Collins, and the future performance of E&S.  Such statements are based on estimates, intentions, beliefs and assumptions, and involve risks and uncertainties such that actual results and performance may differ materially.  The risks, uncertainties and other factors that might cause such a difference include, but are not limited to: the ability to satisfy the conditions to closing, including among others, the ability of E&S to receive regulatory approval and approval from its shareholders for the Rockwell Collins transaction, and potential that the closing can be delayed; the possibility that E&S may not receive the entire portion of the purchase price for the Rockwell Collins transaction that will be held in escrow due to post-closing adjustments or claims; the risk that the continuity of E&S’s operations will be disrupted in the event the proposed Rockwell Collins transaction does not close; the risk of unanticipated reactions of customers and vendors of E&S to the proposed Rockwell Collins transaction; upon completing the asset sale to Rockwell Collins, E&S will become less diversified; E&S’s ability to integrate the operations of Spitz with its existing digital theater business; the fact that E&S following the Rockwell Collins transaction will be dependent, in part, on the success of its laser projector business which has a limited operating history and has only a limited amount of revenues to date; and market conditions affecting E&S’s future operations and financial condition.  These and other risks are detailed from time to time in E&S’s periodic reports that are filed with the Securities and Exchange Commission, including E&S’s annual report on Form 10-K for the fiscal year ended December 31, 2004 and its quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005.  E&S disclaims any obligation to update or revise any forward-looking statements as a result of developments occurring after the date of such statements except as required by law.

E&S intends to file a proxy statement in connection with the proposed Rockwell Collins transaction with the Securities and Exchange Commission.  The proxy statement will be mailed to the shareholders of E&S.  Shareholders of E&S are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about E&S and the proposed Rockwell Collins transaction.  The proxy statement (when it becomes available), and any other documents filed by E&S with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and shareholders may obtain free copies of the documents filed with the SEC by E&S by contacting Evans & Sutherland Computer Corporation, Attn: Investor Relations, 600 Komas Drive, Salt Lake City, Utah, 84108, (801) 588-1516.

E&S and its directors and executive officers may be deemed to be participants in the solicitation of proxies from E&S’s shareholders in connection with the proposed assets sale to Rockwell Collins.  A list of the names of those directors and executive officers and descriptions of their interests in E&S is contained in E&S’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on April 22, 2005.  Shareholders may obtain more detailed information about the direct and indirect interests of E&S’s directors and executive officers in the proposed transaction by reading the proxy statement when it becomes available.

Q&A